Exhibit 10.2

                              AMENDMENT NUMBER ONE


         THIS  AMENDMENT  NUMBER ONE,  dated  August 2, 2001,  is by and between

Hilb, Rogal and Hamilton Company, a Virginia  corporation ("HRH"), and Martin L.

Vaughan, III of Henrico County, Virginia ("Executive").

                              W I T N E S S E T H :

         WHEREAS,  HRH and  Executive  have  heretofore  entered  into a certain

Employment Agreement dated as of March 29, 1999 (the "Agreement"); and

         WHEREAS,  HRH and Executive  desire to make amendments to the Agreement as set forth below.

         NOW,  THEREFORE,   in  consideration  of  the  premises  and  covenants

contained herein, and intending to be legally bound, the parties hereby agree as follows:

         1.       For all purposes  therein,  Section I (A) of the  Agreement is hereby  amended  by  deleting  the  three  (3) year  term of the  Agreement  and substituting in lieu thereof a six (6) year term expiring May 3, 2005.

         2.       All other  provisions  or terms of the  Agreement  are  hereby ratified and confirmed.

         3.       The effective  date of this  Amendment  Number One is July 30,

2001.

         IN WITNESS  WHEREOF,  HRH has caused  this  Amendment  Number One to be executed by its duly  authorized  representative  and Executive has hereunto set his hand and seal, all as of the day and year first above written.


                                     HILB, ROGAL AND HAMILTON COMPANY


                                     By: /s/ Andrew L. Rogal
                                         ---------------------------------------
                                     Title: Chairman and Chief Executive Officer


                                     EXECUTIVE

                                     /s/ Martin L. Vaughan, III           (SEAL)
                                     -------------------------------------
                                     Martin L. Vaughan, III